Exhibit 99.906

CERTIFICATION

We, William J. Morgan and James E. Gibson, of Pacholder High Yield Fund, Inc. (“Fund”), certify, pursuant to 18 U.S.C. Section 1350 enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ William J. Morgan	March 10, 2005
William J. Morgan President (principal executive officer)	Date

/s/ James E. Gibson	March 10, 2005
James E. Gibson Treasurer (principal financial officer)	Date